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                                                                   Exhibit 10.32

[Translation of Chinese original]


                   China Unicom Telecommunications Corporation

                   Wireless Data Service Cooperation Agreement

                          Agreement No.: CUVAS-A03021/S
                                    LTWJ-1493


Partner (Party A): China Unicom Telecommunications Corporation
Partner (Party B): Beijing Lei Ting Wan Jun Network Technology Limited


                        Date of Execution: 11 April 2003

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                                    Contents

Introduction
Chapter 1      Purpose
Chapter 2      Definitions
Chapter 3      Business Cooperation Scope and Operating Interface
Chapter 4      Customer Service Operation Interface
Chapter 5      Security of Wireless Data Service
Chapter 6      Billing and Settlement
Chapter 7      Intellectual Property Right and Confidentiality
Chapter 8      Breach of Obligations and Settlement of Disputes
Chapter 9      Force Majeure
Chapter 10     Modification or Termination of Agreement
Chapter 11     Validity and Miscellaneous

Signature Page
Appendix I:    Tariff Criteria
Appendix II:   Billing and Settlement
Appendix III:  Maintenance Interface and Maintenance Liability of the Parties
Appendix IV:   The Services Provided to Users by Party B
Appendix V:    Liability Statement of the Security of Data Source on the
               Internet

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Introduction

This cooperation agreement is entered into by the following two parties at Beijing on 11 April 2003:

China Unicom Telecommunications Corporation (hereinafter referred to as "Party A") is a company legally established and validly existing in accordance with the PRC laws, whose address is No. 133 Xi Dan North Street, Xi Cheng District, Beijing, the PRC. Its authorized representative is Yang Xianzu;

Beijing Lei Ting Wan Jun Network Technology Limited (hereinafter referred to as "Party B") is a company legally established and validly existing in accordance with the PRC laws, whose address is 8th Floor, Block W3, Oriental Plaza, No. 1 East Chang An Street, Dong Cheng District, Beijing, the PRC. Its authorized representative is Wang Leilei.

                            Chapter 1      Purpose

WHEREAS:

1. Party A is a telecommunications operator licensed by the authorities or information industry to provide basic and value-added telecommunication services to the public throughout the PRC. It has its own telecommunications fundamental network, data service platform, service and sales systems and an enormous client base. Party A is fully authorized to enter into and perform this Agreement.

2. Party B is an Internet content provider (ICP)/service provider (ISP) legally providing wireless data contents/services. It is qualified to provide the cooperation business under this Agreement and has obtained the following qualification certificates:

     (a)  Corporate Business License No. 1103022177496;
     (b) Telecommunication and Information Services Operation License, Jing ICP No. 010287;
     (c) Telecommunication Value-added Service Operation License Jing No. 2-2-1-2002011;
     (d) Other certificates relating to the qualifications and/or operation review

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          recognized by Party A.

Party B is fully authorized to enter into and perform this Agreement. It intends to provide wireless data services and content services through Party A's wireless telecommunications network and data service platform.

NOW THEREFORE:

Based on the principle of mutual benefits and complementation, the parties hereby enter into this Agreement in order to develop and enrich the China Unicom wireless data service and achieve a win-win situation.

                            Chapter 2      Definitions

This Agreement expressly defines the following terms and expressions. Other pertinent terms and expressions not expressly defined herein shall be construed according to the laws and regulations or the definitions provided by the legal or governmental authorities of the People's Republic of China. Terms and expressions not expressly defined by the laws and regulations shall be construed with reference to industrial practice.

2.1  ICP/ISP

     ICP is the abbreviation of "Internet Content Provider". The ICP mentioned herein refers to the provider of data source for providing services.

     ISP is the abbreviation of "Internet Service Provider". The ISP mentioned herein refers to the professional service companies providing communication and data services. ISP either operates its own network or provides comprehensive services to its clients by integrating the services of other network operators.

     In this Agreement, the collective name "ICP/ISP" is used to referred to all the professional service companies intending to cooperate with Party A and providing various wireless data service to Party A's wireless communication network users through Party A's wireless communication network and data service platform.

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2.2  Users

     All natural persons, legal persons or other organizations voluntarily accept the wireless data services provided by Party A and Party B by using wireless terminals or other telecommunication terminals recognized by Party A to access Party A's wireless communication network and data service platform.

2.3  Wireless data service

     The data services and applications carried by Party A's wireless communication network.

2.4  Wireless communication network and data service platform

     In this Agreement, wireless communication network refers to the fundamental facilities of Party A's wireless communication services. Data service platform refers to the service platform added on the foundation of wireless communication network for providing a specific or various data service(s), including but not limited to providing user's ports, ICP/ISP ports and service management and billing functions.

2.5  Service support systems

     Referred to the systems necessary for the normal operation of services, including user management and authentication, billing, settlement and accounting systems.

2.6  Communication channel

     The physical and logical connections for communications between users provided within the wireless communication network.

2.7  Port

     The assess facilities, including communication address and relevant parameters, connecting data service platform with wireless communication network, and connecting data service platform with the application servers provided by ICP/ISP to build communication links.

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2.8  Data traffic

     The communication inflow and outflow through the data service platform.

2.9  Test

     The tests on the services provided by ICP/ISP using certain tools and means, which may include network connection test, port consistency test and functionality test, to ensure the services are qualified to formal opening.

2.10 Termination buffer period

     When ICP/ISP needs to terminate its services, it shall duly give the users a certain period of prior notification before the termination to reduce the loss incurred to the users thereby. During this period, Party B shall continue to provide services to users pursuant to user agreement. This period is called termination buffer period.

2.11 Facilities connecting point

     The connecting location between two physical or logical facilities.

2.12 Maintenance interface

     The service system providing services to the users is composed of different components, and their respective maintenance works are carried out by different administrators. The maintenance interface determines the divisions of maintenance responsibilities among different administrators.

2.13 System maintenance

     The daily maintenance and default maintenance necessary for the normal operation of service system.

2.14 Gateway

     The facilities for protocol exchange, system inter-connection and other functions.

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2.15 User's subscription

     The user confirms to accept the specific requirement of service contents and voluntarily requires the services.

2.16 7 x 24 hours

     Operating 24 hours a day, 7 days a week, no holiday.

2.17 Transmission fee

     The fee incurred by the users or ICP/ISP for utilizing Party A's network resources. It is collected from users or ICP/ISP by Party A and belonged to Party A.

2.18 Data service fee

     The fee in additional to transmission fee incurred by the users for utilizing the content or applications provided by ICP/ISP. Whereas Party A provides access service, customer service, billing service and collection service, data service fee will be shared between Party A and Party B on pro rata basis.

2.19 Enterprise code

     Enterprise code is abbreviation for "China Unicom Wireless Data Service ICP/ISP Enterprise Code", which is Party A's sole identification to Party B.

          Chapter 3     Business Cooperation Scope and Operating Interface

3.1 Party A shall provide Party B, for consideration, communication channel and its network users resource. It shall also provide Party B, for consideration, access service, customer service, billing service and collection service via its customer service, billing and service support systems (please refer to Appendix I for the standards and methods for billing and settlement).

3.2  Party B's enterprise code allocated by Party A: 30014

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3.3  Party A warrants the exclusiveness and stability of the enterprise code allocated to Party B. The parties agree that within Party A's systems, which includes but without limitation to billing and settlement system, data service platform system and customer service system, the enterprise code allocated to Party B by Party A shall have the same representation power as the enterprise name of Party B as a corporate entity.

3.4 Party B shall be entitled to utilize Party A's wireless communication network and data service platform to provide the wireless data services as described in Appendix II.

3.5 Party B shall have passed the test performed by Party A and obtained the written confirmation instrument relating thereto before the formal launch of any wireless data service (including any alteration thereof). Party A shall have the obligation to test Party B's services upon Party B's request, and issue the written confirmation instrument to Party B when it is satisfied that Party B has the ability to launch the wireless data service.

3.6 Before providing wireless data service in any form to Party A's users, Party B shall fully notify the content, form, fee structure and other important aspects of such service to the users. The scope of notification shall cover all the items as listed in Appendix III. Party B shall start providing such service to users only after the evidently completion of the aforesaid notification and evidently obtaining the confirmation and/or specific subscription relating to the acceptance of wireless data value-added service. Without the prior written approval of Party A, Party B shall not use any compulsory tactic to carry out subscription for users and charge fees accordingly, which may unnecessarily increase users' burden. Compulsory tactics include "user's acquiescence is deemed to be acceptance", "acceptance is deemed to be granted unless the subscription is cancelled by call or SMS" or other similar means.

3.7 During the term of Agreement, Party A and Party B shall be liable for the maintenance of their own interface as separated by the facilities connecting point. Please refer to Appendix IV for specific details.

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3.8  During the term of Agreement, Party B shall provide Party A, upon its request, the statistical reports of, inter alia, user development, user categories, user behaviors and business forecast. Party B shall also provide in time the user information necessary for Party A in service management to ensure the real time update of Party A's user database.

3.9 Party B agrees to strictly observe the measures of wireless data service management, service quality standards, customer service standards and other regulations as stipulated by Party A from time to time.

3.10 During the term of cooperation, Party B shall pass the billing test by Party A and obtain the written consent of Party A before activating any new wireless data service or altering its service scope.

3.11 Party A and Party B may jointly or separately promote their wireless data services according to their own needs.

3.12 Party A shall be entitled to negotiate with Party B on the display of China Unicom's brandname during promotion activities, and shall be entitled for any promotion activity of wireless data service upon Party A's review and approval.

3.13 Party B shall not use in its own promotion activities the name, trademark or other relevant information of Party A except for per Party A's request or obtaining the written approval of Party A.

3.14 Party B shall be responsible for all the liabilities arising out of any wireless data service provided by any third party to the users via Party B's maintenance interface. Party A shall not be held responsible to the users or such third party in any way.

                 Chapter 4      Customer Service Operation Interface

4.1  Both parties have established their own 7 x 24 hours call centers.

4.2 Should Party A's complaint center or enquiry center receive any issue which is not relating to Party A, it will refer such issue to Party B for its attention. Party B shall provide preliminary response to Party A or directly response to the user within one (1) hour and shall be responsible for the final explanation or

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     resolution.

4.3 Party B shall not instruct users to contact Party A directly due to any enquiry or complaint received by it purportedly relating to Party A. Should Party B find any enquiry or complaint purportedly relating to Party A, the customer service officer or customer service system of Party B shall assist Party A in analyzing and dealing with such enquiry or complaint and contact Party A within one (1) hour. Such issue shall be referred to Party A upon Party A confirmation.

4.4 If either party is unable to determine the responsibility of any enquiry or complaint received by it, it shall contact the other party within one (1) hour and clarify the responsibility. The parties shall help customers to solve their problems in the most efficient way and shall not shirk the responsibility to each other.

                   Chapter 5      Security of Wireless Data Service

5.1 During the operation of service, Party A shall be entitled to test and survey the service provided by Party B from time to time according to needs. In view of the test results, Party A shall also be entitled to require Party B to make any modification pursuant to Party A's measures of wireless data service management.

5.2 Party A shall be entitled to control and adjust the data traffic and ports within the maintenance interface of Party A, and shall inform Party B the results thereof.

5.3 Party B warrants that the service it provides or the utilization of the service by individual user shall not cause potential harm to Party A's wireless communication network and data service platform or the benefits of other users.

5.4 Party B shall observe all the relevant laws, regulations and policies related with telecommunication and internet data of the PRC. Party B warrants that the data service content will not breach any relevant laws, regulations and policies of the PRC and it will not distribute any of the nine (9) types of illegal data as stipulated in "Liability Statement of the Security of Data Source on the Internet" (Appendix V) via Party A's system.

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5.5  Party B shall be responsible to settle all the disputes arising out of the content it provided relating to security and legitimacy.

5.6 Party B is liable for any indemnification to any financial loss by Party A due to Party B breach of Section 5.4. If Party B cause any damage to Party A's social image due to its breach of Section 5.4, it shall openly acknowledge its responsibility by public announcement and openly apologize to Party A.

5.7 In transmitting data or information via Party A's communication platform, Party B warrants that the data traffic will not cause any harm to the network's security capacity. Party A shall be entitled to restrict the transmission of any abnormally over-sized data or information which may harm the security of Party A's network.

                        Chapter 6      Billing and Settlement

6.1 Party A shall collect all the transmission fees and data service fees. Party B shall not collect such fees from users by itself. Please refer to Appendix I for the specific billing and settlement procedures of wireless data service.

6.2 The transmission fee incurred by users or Party B for using Party A's wireless communication network shall belong to Party A.

6.3 The data service fee generated from Party B's wireless data service shall be shared between Party A and Party B on pro rata basis. The proportion attributable to Party A is due to the following services: providing user resources of the wireless communication network, providing relevant service platforms, providing service test and quality control services, providing centralized customer service and marketing, providing data service fee collection and/or billing services.

6.4 If any user declines to pay the data service fee due to the poor quality of Party B's service, Party B shall be responsible to pay the transmission fee incurred from the utilization of Party A's wireless communication network. It shall also reimburse the data service fee attributable to Party A pursuant to the proportion as stipulated in Appendix I hereof.

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6.5  Party B shall provide Party A with the service tariff criteria according to the format provided by Party A. The final service tariff criteria shall be subject to Party A's approval. Any change in tariff shall be subject to Party A's approval before implementation.

6.6 Party B shall provide Party A with formal invoice upon or after the settlement of data service fee between Party A and Party B.

6.7 After the settlement of data service fee, Party A shall pay Party B the full amount attributable to Party B within the agreed timeframe.

            Chapter 7      Intellectual Property Right and Confidentiality

7.1 All the copyrights, trademarks, patents and other intellectual property rights relating to the parties' cooperation shall be subject to the relevant laws of the PRC. Party B shall enter into all necessary authorization/license agreements with the owners/proprietors of intelligent property and/or their agents to ensure that its service will not infringe the legal interest of such owners/proprietors of intelligent property rights. Party B shall produce such authorization/license agreements upon Party A's request. Party A shall not be liable for any dispute relating to intelligent property rights between Party B and any third party.

7.2 Party B shall be responsible to settle all the disputes arising out of the content it provided relating to security and legitimacy. Party B warrants and guarantees that its data service will not infringe any Intellectual Property Right or other civil right of any third party. Party B further warrants to indemnify any loss or damage arising out of all litigation, claims and administrative penalties due to its breach of the aforesaid warrant and guarantee.

7.3 Party A and Party B shall be responsible to keep confidential of the specific details herein. Either party shall not disclose the specific details of the cooperation agreement between the parties or any other relevant details to any third party without the prior written consent of the other party.

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7.4  During the valid period of this Agreement and within two (2) years after its expiration, either party shall not disclose, leak or provide to any third party the business secrets (including financial secrets), technical secrets, operation know-how and/or other confidential information and details (whether in oral, written or any other forms) obtained from the other party.

7.5 During the valid period of this Agreement and within two (2) years after its expiration, the parties shall keep confidential all the business secrets (including financial secrets), technical secrets, operation know-how and/or other confidential information and details (whether in oral, written or any other forms) jointly created by the parties in the performance of this Agreement and forming integral parts hereof. Either party shall not disclose, leak or provide the same to any third party without the prior written consent of the other party.

           Chapter 8      Breach of Obligations and Settlement of Disputes

8.1 The parties shall strictly observe the stipulations of this Agreement. A breach of this Agreement shall deem to have occurred if either party fail to perform its obligations, warranties or guarantees or breach its representations provided herein which cause damage to the benefits of the other party or interruption of the cooperation business.

8.2 If a party hereto suffers from damage of social image or financial loss due to the breach of other party, it shall be entitled to enforce the remedy or compensation of its financial loss by the defaulting party and terminate this Agreement.

8.3 Any dispute or controversy arising out of this Agreement shall be settled by the parties based on the principle of cooperation and sincerity.

8.4 If any dispute arisen from or relating to this Agreement could not to be settled by negotiations, the parties agree to submit the same to Beijing Arbitration Committee for arbitration. The award shall be final and binding upon the parties hereto. The arbitration shall be proceeded in Chinese.

8.5 The execution, performance and interpretation of this Agreement shall be governed by the relevant laws and regulations of the People's Republic of China.

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                             Chapter 9      Force Majeure

9.1 The "force majeure" refers to all events uncontrollable and unforeseeable by the parties hereto, or all foreseeable events causing unavoidable interruption to the full or part of the performance of this Agreement. The force majeure only includes natural disasters such as earthquake, landslide, collapse, flooding, typhoon or climatic catastrophe, and occasional events such as fire, explosion, accident, war, riot, rebel, military revolt, civil commotion or insurrection, terrorism, malicious damage or any other similar or different events.

9.2 If a party hereto fails to perform its obligations due to force majeure, it shall not be liable for any damage caused to the other party.

9.3 In the event of any force majeure, the affected party shall notify the other party forthwith and provide within fifteen (15) days the details thereof, together with the valid certificate issued by governmental authorities setting forth the reasons for the failure or delay in the performance of this Agreement. The parties shall negotiate and determine whether to continue or terminate this Agreement based on the influence subject to this Agreement by such event.

                Chapter 10      Alteration or Termination of Agreement

10.1 During the course of cooperation between Party A and Party B, if Party A formulates any relevant administrative measures of wireless data service and customer service management, such administrative measures shall be attached to this Agreement as appendices. Should any discrepancy exist between such administrative measures and the provisions of this Agreement, the administrative measures shall prevail. The parties may open negotiation for such discrepancy and enter into supplementary agreement.

10.2 If either party intends to alter or amend this Agreement, it shall give fifteen (15) days of prior notice to the other party. The parties may alter or amend this Agreement in written form.

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10.3 If a party hereto becomes unable to operate or continue the wireless data value-added service cooperation hereunder due to the breach of liabilities, obligations or stipulations of this Agreement by the other party, it shall deem to be a unilateral termination of this Agreement by the defaulting party. The non-defaulting party shall be entitled to claim any financial damage against the defaulting party caused by its acts of breach and to terminate this Agreement.

10.4 If Party B's business terminates for any reason, it shall be liable to give at least one (1) month's prior notice to Party A and provide a termination buffer period of one (1) to three (3) months. During this period Party B shall continue its service to the users and give notification of not less that ninety (90) days to the users about the termination of service on its own website (Web/WAP) or via other channels.

                      Chapter 11      Validity and Miscellaneous

11.1 This Agreement shall become effective from the date on which it is signed and chopped by the authorized representatives of Party A and Party B. It shall be valid for a period of one (1) year and may be extended by the parties upon its expiration.

11.2 This Agreement and the appendices hereto are executed in four (4) counterparts with equal force. Each party shall hold two (2) copies.

11.3 All the appendices hereto shall form the integral parts of this Agreement and shall be equally enforceable.

11.4 Upon the execution of this Agreement, the "China Unicom SMS Cooperation Agreement" between Party B and China Unicom Hainan Branch, as Party A's branch office, shall terminate forthwith.

11.5 The contact persons of Party A and Party B are:

     Party A: Name:       Li Hong
              Telephone:  010-66504032
              Fax:        010-66504005
              Email:      lih@chinaunicom.com.cn

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     Party B: Name:       Wang Huaijun
              Telephone:  010-65283399-6117
              Fax:        010-85181165
              Email:      wanghuaijun@bj.tom.com


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                                 Signature Page

Party A: China Unicom Telecommunications Corporation
Representative:     [signed]
                    [chop affixed]


Date of Signature:  17 April 2003


Party B: Beijing Lei Ting Wan Jun Network Technology Limited
Representative:     [signed]
                    [chop affixed]

Date of Signature:

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                        Appendix I      Billing and Settlement

I. Party B shall incorporate a sentence stating that a message fee will be charged on its behalf in each message sent in accordance with the format required by Party A.

II.  Tariff Criteria of SMS Service
     1.   Transmission fee
          a. Transmission fee shall be determined by China Unicom and charged to subscribers;
          b. With respect to group distribution of information and inquiry services used by subscribers through handsets, in the event that messages are successfully received by subscribers, upload messages shall be charged at RMB0.05 each and download messages received shall be charged at RMB0.05 each;
          c. With respect to subscription and group distribution services initiated through by subscribers Internet, in the event that messages are successfully received by subscribers, transmission fee for download messages shall be charged at RMB0.05 each;
          d. With respect to point to point, i.e., handset-to-handset, SMS services, in the event that messages are successfully sent by subscribers, the calling party shall be charged at RMB0.10 each.
          e. With respect to feedback messages received by subscribers from the system during the course of using wireless data services, transmission fee shall be waived.
          For example, with respect to feedback messages received by subscribers regarding system failure, confirmation of unsuccessful operation due to errors of subscribers and successful operation, transmission fee of upload and download message shall be waived;

     2.   Data service fee
          a. Data service fee shall be determined by Party B in principle and subject to the approval of China Unicom.
          b. In the event that SMS are successfully received by subscribers, data service fee shall be charged to the calling party.
          c.   A cap shall be set for the data service fee determined by Party
               B.
          With respect to SMS service only, Party B may charge for each message and the cap is RMB2 each;

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          With respect to SMS service only, Party B may charge monthly and the cap is RMB30 per month.
          With respect to monthly SMS services, in the event that subscribers withdraw within 15 days from the connection date of the service, 50% of the monthly fee shall be charged to subscribers; whereas subscribers withdraw after 15 days from the connection date of the service, 100% of the monthly fee shall be charged to subscribers. Service tariff, i.e. data service fee, covered in this agreement is detailed in appendix 2.

III. Tariff of Specific PUSH Service
     1. PUSH Service: various unsubscribed services initiated by ICP/ISP and available through mobile terminals.
     2. With respect to reception by subscribers, transmission fee and data service fees shall be waived.
     3. With respect to PUSH service, transmission fee of RMB0.05 each shall be paid by Party B to Party A for each download message.
     4. Party B shall only broadcast business-related information. No promotional and commercial material can be broadcasted by Party B to subscribers without prior approval.

IV.  Distribution Ratio for Revenue from Co-operation of Party A and B
     Revenue from transmission fee shall be attributable to Party A whereas revenue from data service fee, net of 4% business tax and 8% of bad debt coverage, shall be distributed amongst Party A and B according to an agreed ratio. The distribution ratio for revenue from data service fee shall be calculated as follows:
     1. Basis of Revenue Distribution: receivable data service fee, net of 4% business tax and 8% of bad debt coverage
     2. For the three months ended the date on which services are duly connected, revenue from data service fee shall be distributed at a ratio of 20%:80%. That is, 20% and 80% of the revenue shall be distributed to Party A and Party B respectively. In the event that 10,000,000 or more messages are handled by Party B for any single month within a period of three months, revenue from data service fee shall be distributed at a ratio of 10%:90% for the month immediately following the said period. That is, 10% and 90% of the revenue shall be distributed to Party A and Party B respectively.
     3. From the first day of the month immediately following the three months after the service of Party B is connected, revenue from data service fee shall be

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          distributed amongst Party A and B according to the ratio stated in the usage schedule below:


                           Unit: 10,000 messages/month
-----------------------------------------------------------------------
                  1/st/ Band    2/nd/ Band    3/rd/ Band    4/th/ Band
-----------------------------------------------------------------------
Messages            ****1,000       ****500       ****100       ****100
-----------------------------------------------------------------------
% Attributable
to Party A                 10%           20%           30%           40%
-----------------------------------------------------------------------
% Attributable
to Party B                 90%           80%           70%           60%
-----------------------------------------------------------------------

**** denotes more than or equal to

Note: Data stated above are based on the messages actually handled in principle, including those of group distribution and monthly package but excluding PUSH service initiated by Party B.

V.   Payment Settlement Between Party A and B
     1.   Party A and B shall settle payment on a monthly basis in principle.
     2. During the period between the 10/th/ to 20/th/ day of each month, Party A and B shall cross check the data regarding the data service fee receivable for the preceding month. During the period between the 25/th/ to 28/th/ day, Party A and B shall settle the payment of data service fee for the preceding month. That is, data service fee incurred in the first month shall be crosschecked and paid in the second and third month respectively.
     3. Accounts for the data service fee received by Party A on behalf of Party B shall be based on the record of connection details applicable for billing provided by Party to Party B.
     4. Where the difference between the statistical data of receivable data service fee of Party A and B represents less than 5% of the amount quoted by Party A, data from Party A shall prevail. Where the difference is over 5%, Party A and B shall cross check again to clarify the data and settle the case in a reasonable way subject to prevailing circumstances.

VI.  Miscellaneous
     1. Where SMS service is provided to subscribers by Party B, subscribers shall be notified of the number of messages received by them.
     2. Where messages are sent to a group through the internet by subscribers, fee shall be charged to the calling party on the basis of number of phone numbers in the group and relevant transmission fee and data service fee. With respect to group broadcast, each group shall consist of not more than two phone numbers.

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VII. Bank and Account:
     Bank of Party A:
     Account Number of Party A:

     Bank of Party B:
     Account Number of Party B:

            Appendix II  Wireless Data Value-Added Services and Tariff

I.   Service Category:       [X]SMS  [ ]Mobile Internet  [ ]Download
                                 [ ]Location
     Connection:             [X]Internet  [ ]Subscription Line  [ ]Intranet
     Connection Point:       Hainan Unicom
     Formal Connection Time: Formal connection time announced in written form by Party A

II.  Customer Service Hotline of Party B: 010-85181932

III. Head of Customer Service Department of Party B:    Yang Hong

IV.  Party B provides wireless data service through sms.tom.com
V.   Description of Service Content and Tariff:

---------------------------------------------------------------------------------------------
Service                                                                      Tariff  Basis
Category       Service               Description                             (RMB)
---------------------------------------------------------------------------------------------
Words          Touching words        To show the intention of subscribers    0.05    Per item
                                     by words
               ------------------------------------------------------------------------------
               Special SMS           Flashing pictures with special ideas    0.10    Per item
               ------------------------------------------------------------------------------
               Swift SMS             Portable SMS, you won't miss it         0.15    Per item
               ------------------------------------------------------------------------------
               Portable SMS          Straight to the handset to show the     0.45    Per item
                                     intention
               ------------------------------------------------------------------------------
               Popular SMS           To download the most popular handset    0.45    Per item
                                     SMS of the week
               ------------------------------------------------------------------------------
               Classic SMS           Classic handset SMS                     0.35    Per item
               ------------------------------------------------------------------------------
               Common SMS            A collection of common SMS              0.25    Per item
               ------------------------------------------------------------------------------
               SMS Reminders         Timely delivery of personalized         0.05    Per item
                                     requirement setting, e.g. morning call
---------------------------------------------------------------------------------------------
Pictures       Selected pictures     Classic Nokia wall paper is perfect to  1.95    Per item
                                     show your touching idea
               ------------------------------------------------------------------------------
               Discounted pictures   Selected Nokia wall paper at            1.45    Per item
                                     discounted rate
               ------------------------------------------------------------------------------
               Selected icons        State-of-art and selected icon          0.95    Per item
               ------------------------------------------------------------------------------
               Selected main screen  State-of-art and selected main screen   1.15    Per item
               pictures              pictures
               ------------------------------------------------------------------------------
               Selected group logos  State-of-art and selected group logos   1.45    Per item
               ------------------------------------------------------------------------------
               Selected screen       State-of-art and selected screen saver  1.75    Per item
               savers
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
               Selected wall paper   State-of-art and selected wall paper    1.95    Per item
               ------------------------------------------------------------------------------
               Touching - NOKIA      Choose a suitable NOKIA icon to make    0.45    Per item
               icons                 handsets of you or your friends
                                     gorgeous
               ------------------------------------------------------------------------------
               Touching - Siemens    Choose a suitable Siemens icon to make  0.95    Per item
               icons                 handsets of you or your friends
                                     gorgeous
               ------------------------------------------------------------------------------
               Touching - Siemens    Choose a suitable Siemens main screen   1.15    Per item
               wall paper            wall paper to make handsets of you or
                                     your friends gorgeous
               ------------------------------------------------------------------------------
               Touching - Siemens    Choose a suitable and selected Siemens  1.75    Per item
               selected pictures     main screen wall paper to make
                                     handsets of you or your friends
                                     gorgeous
               ------------------------------------------------------------------------------
               Touching - Siemens    Siemens free pictures                   Free    Per item
               free pictures
               ------------------------------------------------------------------------------
               DIY pictures          Subscribers make their own pictures     0.45    Per item
                                     with tools from the website
               ------------------------------------------------------------------------------
               Touching pictures     To show the intention of subscribers    0.45    Per item
                                     by pictures
---------------------------------------------------------------------------------------------
Ring tone      Touching - nokia      To show the intention of subscribers    0.95    Per item
                                     by sound
               ------------------------------------------------------------------------------
               Touching -10 seconds  10 seconds of Siemens melody ring tone  0.95    Per item
               of Siemens melody
               ring tone
               ------------------------------------------------------------------------------
               Touching - 12         15 seconds of Siemens melody ring tone  1.15    Per item
               seconds of Siemens
               melody ring tone
               ------------------------------------------------------------------------------
               Touching - selected   State-of-art Siemens melody ring tone   1.75    Per item
               Siemens melody ring
               tone
               ------------------------------------------------------------------------------
               Touching - free       Free Siemens melody ring tone           Free    Per item
               Siemens melody ring
               tone
               ------------------------------------------------------------------------------
               Touching - general    Motorola melody ring tone               0.95    Per item
               Motorola melody ring
               tone
               ------------------------------------------------------------------------------
               Touching - selected   State-of-art Motorola melody ring tone  1.15    Per item
               Motorola melody ring
               tone
               ------------------------------------------------------------------------------
               DIY melody ring tone  Subscribers compose their own melody    0.95    Per item
                                     ring tone with tools from the website
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
               Classic melody ring   Classic Nokia melody ring tone make     1.95    Per item
               tone                  your handset gorgeous
               ------------------------------------------------------------------------------
               Trendy melody ring    Pop songs become trendy ring tone       1.15    Per item
               tone
               ------------------------------------------------------------------------------
               Selected melody ring  Selected and personalized melody ring   0.95    Per item
               tone                  tone
               ------------------------------------------------------------------------------
               Special ring tone     To show your style with sound from the  1.75    Per item
                                     nature
               ------------------------------------------------------------------------------
               Top hit melody ring   Selected Ericsson EMS melody ring tone  1.95    Per item
               tone
               ------------------------------------------------------------------------------
               Discounted melody     Discounted and selected Nokia melody    1.45    Per item
               ring tone             ring tone
               ------------------------------------------------------------------------------
               Touching melody ring  To show the intention of subscribers    0.95    Per item
               tone                  by sound
---------------------------------------------------------------------------------------------
Entertainment  Cultural collection   Information and comments on cultural    4.80    Monthly
                                     products provided by celebrities in
                                     the cultural sector
               ------------------------------------------------------------------------------
               Entertainment         To report and track the activities of   13.5    Monthly
               collection            entertainment celebrities in Hong
                                     Kong, Taiwan and overseas, exclusively
                                     by TOM Entertainment
               ------------------------------------------------------------------------------
               What's up             Real time SMS of cultural and           23.5    Monthly
                                     entertainment information targeted at
                                     urban young bourgeoisie
               ------------------------------------------------------------------------------
               Dating bible          Tips for MM dating to put you in a      8.50    Monthly
                                     superior position and to pave secure
                                     step stones in your romance road
               ------------------------------------------------------------------------------
               Daily humor           Daily jokes to make you happy           3.50    Monthly
               (monthly)
               ------------------------------------------------------------------------------
               Best jokes            Jokes with unexpected outcome to        13.5    Monthly
                                     enrich your life
               ------------------------------------------------------------------------------
               Daily entertainment   Daily entertainment updates             0.15    Per item
               ------------------------------------------------------------------------------
               Daily jokes           Daily jokes can always to give you a    0.15    Per item
                                     happy face
               ------------------------------------------------------------------------------
               Daily alternative     Unexpected adult jokes                  0.15    Per item
               jokes
               ------------------------------------------------------------------------------
               Daily quiz            Daily pop quiz                          0.15    Per item
               ------------------------------------------------------------------------------
               Daily radical         To know the unpopular meaning of a      0.15    Per item
               dictionary            common terminology will make you
                                     uncommon
               ------------------------------------------------------------------------------
               Daily idioms          Daily idioms from celebrities to        0.15    Per item
                                     perfect your life
               ------------------------------------------------------------------------------
               Daily riddles         Daily classic Chinese riddles to train  0.15    Per item
                                     your mind in a funny way
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
               Daily two-part        Daily two-part allegorical saying with  0.15    Per item
               allegorical saying    valuable meaning
               ------------------------------------------------------------------------------
               Daily Guinness        Daily Guinness world record to broaden  0.25    Per item
                                     your horizon
---------------------------------------------------------------------------------------------
Life style     Shopping tips         Information on the best discount offer  8.50    Monthly
               ------------------------------------------------------------------------------
               Shopping updates      Latest products can always put you in   3.50    Monthly
                                     the leading position of the shopping
                                     trend
               ------------------------------------------------------------------------------
               Glamorous life        Information on life style, including    10.5    Monthly
                                     those of beauty treatment and body
                                     shaping
               ------------------------------------------------------------------------------
               Tips for a healthy    To provide health information mainly    13.5    Monthly
               life
               ------------------------------------------------------------------------------
               Weather forecast      Daily weather forecast sent at a        4.00    Monthly
                                     preset time
               ------------------------------------------------------------------------------
               Tips for daily life   Various tips for daily life             0.45    Per item
               ------------------------------------------------------------------------------
               Daily updates         Daily news that you can't miss          0.25    Per item
---------------------------------------------------------------------------------------------
News           Headlines             Real time updates of headlines of the   0.10    Per item
                                     day
               ------------------------------------------------------------------------------
               Social news           Various social news                     0.10    Per item
               ------------------------------------------------------------------------------
               Financial news        Equities and financial news             0.10    Per item
               ------------------------------------------------------------------------------
               Sports news           Top hit sports games and news of        0.10    Per item
                                     sports stars
               ------------------------------------------------------------------------------
               Entertainment news    Glamorous news of the entertainment     0.10    Per item
                                     industry
               ------------------------------------------------------------------------------
               Scientific news       Latest scientific information and       0.10    Per item
                                     popular technologies
               ------------------------------------------------------------------------------
               Wireless CCTV         Subscribers can watch CCTV economic     0.25    Per item
               economic news         news wherever and whenever they want
               ------------------------------------------------------------------------------
               Headlines of CCTV     Subscribers can receive real time       23.5    Monthly
               economic news         important economic news updates of the
                                     PRC and overseas
---------------------------------------------------------------------------------------------
Sports         JIAA updates          Updates of JIAA soccer                  0.05    Per item
               ------------------------------------------------------------------------------
               Sports headlines      Material sports news selected by        0.15    Per item
                                     senior editors of Sharkwave Sports
                                     Forum
               ------------------------------------------------------------------------------
               Soccer features       Quality summary of material soccer      0.25    Per item
                                     news
               ------------------------------------------------------------------------------
               News of NBA stars     Personalized follow-up features of NBA  0.35    Per item
                                     stars with log-in system
               ------------------------------------------------------------------------------
               First hand game       First hand information on half-time     0.45    Per item
               results               results of various sports games,
                                     including goals in soccer matches,
                                     quarterly results of basketball games
                                     and set results of table tennis games
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
               Professional          Exclusive real time at site comments    0.75    Per item
               comments              from well known professionals and
                                     famous players
               ------------------------------------------------------------------------------
               Golf features         Updates of overseas golf games          0.95    Per item
                                     exclusively for golf fans
               ------------------------------------------------------------------------------
               Tips of soccer        Tips of soccer betting from Hong Kong   1.15    Per item
               betting               betting professionals retained by TOM
               ------------------------------------------------------------------------------
               Analysis of soccer    SMS for summarized tips of China        1.45    Per item
               betting               soccer betting from Hong Kong betting
                                     professionals retained by TOM
               ------------------------------------------------------------------------------
               Tips from             Practical service of soccer betting     7.50    Monthly
               professionals
---------------------------------------------------------------------------------------------
Culture        Learning foreign      Daily usage of English, French and      0.05    Per item
               languages             German
               ------------------------------------------------------------------------------
               Historical moments    Same day in previous years              0.05    Per item
---------------------------------------------------------------------------------------------
Fortune        Today's hints -       Daily hints of health and fortune       0.05    Per item
telling        daily fortune
               telling
               ------------------------------------------------------------------------------
               Romantic gifts        Character-oriented gift recommendation  0.75    Per item
                                     to please the one you love
               ------------------------------------------------------------------------------
               Healing of broken     To suggest ways to heal broken hearts,  0.45    Per item
               hearts                including character analysis
               ------------------------------------------------------------------------------
               Management of         Tips of managing the communication      0.95    Per item
               communication         between men and women and character
                                     explanation
               ------------------------------------------------------------------------------
               Horoscope romance     To tie your romance with horoscope and  8.50    Monthly
                                     let the amazing horoscope to enrich
                                     your romantic history
---------------------------------------------------------------------------------------------
Mails          Secretarial services  Reminders will be sent to subscribers   0.05    Per item
               - mail reminders      whenever mails are received
               ------------------------------------------------------------------------------
               Handset mailbox       Handset mailbox is handy and can        4.00    Monthly
               service - basic       facilitate your business
               ------------------------------------------------------------------------------
               Handset mailbox       Handset mailbox can provide you with    10.0    Monthly
               service - elite       comprehensive, efficient and secured
                                     services
---------------------------------------------------------------------------------------------
System         System reminders      Reminder will be sent to subscribers    Free    Per item
                                     by the system to solve operational
                                     problems
               ------------------------------------------------------------------------------
               Common information    Group distribution of information by    Free    Per item
                                     the system
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Games          Endless romance       Endless romance is an interactive       4.50    Monthly
                                     community for social functions of
                                     subscribers. In the community,
                                     subscribers can hide their numbers and
                                     chat from point to point with a
                                     specific number and a unique username.
                                     Check/amend and other functions are
                                     also available
               ------------------------------------------------------------------------------
               Jin Yong              SMS quiz regarding novels written by    0.05    Per item
                                     Jin Yong
---------------------------------------------------------------------------------------------

For details, please refer to Schedule 2 "List of SMS Service"

                     Appendix III     Frequently Asked Questions
              Regarding the SMS Service by Beijing Lei Ting Wan Jun

1.   Which models of handset can be registered with the SMS service of TOM?
Ans: If you are a subscriber of China Unicom and your handset has been connected to "Unicom Online", you can register as the subscriber of SMS of TOM and enjoy the service.

2.   How can I become a SMS subscriber of TOM?
Ans: You may go to visit http://sms.tom.com and click "access to password" to get the password into the SMS platform of TOM. Complete the registration and you will become a SMS subscriber of TOM.

3.   How to change the handset registration number?
Ans: 1. first, to cancel the original number
     2. then, to re-register with the new handset.
Note: all subscription services will be stopped after the cancellation, you have to re-subscribe such services.

4.   Why do I receive some strange messages? Are they charged?
Ans: If you receive any unsubscribed message, please visit sms.tom.com to confirm your subscription. If it's correct, please contact us and we will refund to you.

5.   I do not receive the message that I have subscribed, will I be charged?
Ans: The followings may be the reasons for you do not receive the messages that you have subscribed:
     1. there is a risk of loss of short messages due to the network condition of GSM and the capacity of SMS center. We will not charge any unsent messages.
     2. the storage of SMS file in the handset is already full. The storage capacity of SMS in a handset is limited. No more messages can be received if you do not delete the message received.

6. A very loud beep will be heard when receiving a SMS and it's annoying. What should I do?
Ans: Normally, you can set the message alert tone on or off in your handset, or even you may select the type of tone. You may select a lower tone or turn the alert tone off at all.

7.   How long will be a Chinese SMS?
Ans: A Chinese SMS may be as along as 70 Chinese characters.

8.   How can I have Chinese SMS?
Ans: Chinese SMS will only be available in a digital system and a digital handset.

Therefore:

     1. the mobile phone system has to support this function (most of the mobile phone operators in the PRC have provided such service already)
     2. the handset has to be specially designed to receive Chinese SMS ( the handsets currently available in the market support such function)

9.   Any alert from the handset if it receives a Chinese SMS?
Ans: Yes. There will be an alert tone or vibrating alert which is different from incoming call alert. At the same time, there will be a letterbox signal flashing on he screen of handset. You may set your own alert tone according to the manual of the handset (you may set mute if you do not want to be disturbed).

10.  How to use the "fortune telling" SMS of TOM?
Ans: "Fortune telling" SMS is a kind of subscription service. To subscribe, a user may log-on to the SMS channel of TOM. By doing so, the website will send you regularly everyday the messages you have subscribed. Steps to be taken:
     1. visit sms.tom.com and enter your phone number and password on the log-on page. For a new user, please click "access to password" and wait for 5 seconds to get your password.
     2. click "SMS subscription" and put a tick before the category(ies) of "fortune telling" you would like to subscribe. Then click "submit" to complete subscription.
     3. A note of "Subscription of daily fortune telling completed. SMS will be sent to you handset." will appear after completion.
     4. You may check your subscription information under "my subscription" on the log-on page.

11.  How to use "entertainment" SMS of TOM?
Ans: "Entertainment" SMS is a kind of subscription service. To subscribe, a user may log-on to the SMS channel of TOM. By doing so, the website will send you regularly everyday the messages you have subscribed. Steps to be taken:

     1. visit sms.tom.com and enter your phone number and password on the log-on page. For a new user, please click "access to password" and wait for 5 seconds to get your password.
     2. click "SMS subscription" and put a tick before the category(ies) of "entertainment" you would like to subscribe. Then click "submit" to complete subscription.
     3. A note of "Subscription of entertainment news completed. SMS will be sent to you handset." will appear after completion.
     4. You may check your subscription information under "my subscription" on the log-on page.

12.  How to use "language" SMS of TOM?
Ans: "Language" SMS is a kind of message sent through web page. A user may log-on to the SMS channel of TOM to send messages. Steps to be taken:

     1. visit sms.tom.com and enter your phone number and password on the log-on page. For a new user, please click "access to password" and wait for 5 seconds to get your password.
     2. click "touching words" to enter the web page of "language" and select the category(ies) of language you like. Then click "send" to complete.
     3. A window showing the note of "sent" will pop up automatically upon successful delivery of message.
     4. Touching words may be sent in the quick mode, i.e. select the language first and send out directly. Existing users may enter the password and the phone number of the recipient. New users may also complete delivery by entering the password received from the system directly.

13.  How to use the "games" SMS of TOM?
Ans: "Games" is a kind of uploading service. Users may upload their instructions to enjoy this service. Steps to be taken:
     1. Both new and existing users may upload their instructions to 9866 directly.
     2. When the system receives your instructions, it will send the corresponding messages. The user may have interaction according to the instructions.

14.  How to use the "mailbox" SMS of TOM?
Ans: "Mailbox" is a kind of monthly subscription service. Users may subscribe through logging in the SMS channel website of TOM. Steps to be taken:
     1. visit sms.tom.com and enter your phone number and password on the log-on page. For a new user, please click "access to password" and wait for 5 seconds to get your password.
     2. Users may click the "mailbox subscription" at the bottom of the log-on page to get details for subscription of mailbox.
     3. Users may click the appropriate icon to complete subscription of mailbox. A window showing the note of "completed" will pop up automatically upon successful subscription.

15.  How to use the "news" SMS of TOM?
Ans: "News" SMS is a kind of subscription service. To subscribe, a user may log-on to the SMS channel of TOM. By doing so, the website will send you regularly everyday the messages you have subscribed. Steps to be taken:
     1. visit sms.tom.com and enter your phone number and password on the log-on page. For a new user, please click "access to password" and wait for 5 seconds to get your password.
     2. click "SMS subscription" and put a tick before the category(ies) of "news" you would like to subscribe. Then click "submit" to complete subscription.
     3. A note of "Subscription of news completed. SMS will be sent to you handset." will appear after completion.
     4. You may check your subscription information under "my subscription" on the log-on page.

16.  How to use "culture" SMS of TOM?
Ans: "Culture" SMS is a kind of subscription service. To subscribe, a user may log-on to the SMS channel of TOM. By doing so, the website will send you regularly everyday the messages you have subscribed. Steps to be taken:
1. visit sms.tom.com and enter your phone number and password on the log-on page. For a new user, please click "access to password" and wait for 5 seconds to get your password.
2. click "SMS subscription" and put a tick before the category(ies) of "cultural information" you would like to subscribe. Then click "submit" to complete subscription.
3. A note of "Subscription of cultural information completed. SMS will be sent to you handset." will appear after completion.
4. You may check your subscription information under "my subscription" on the log-on page.

17.  How to use "pictures" SMS of TOM?
Ans: Steps to be taken:
1. Quick mode: Users may select the pictures directly and click "send". Existing users may enter the password and the phone number of the recipient in the window popped out to complete delivery. New users may receive their passwords from the system to their handset. They may also enter the password and the phone number of the recipient in the window popped out to complete delivery. A note of successful delivery will be shown on the screen of the handset.
2. Enter your password and number of phone in the log-on page. Then select your favourite picture and click "send". Enter the phone number of the recipient. A note of successful delivery will be shown on the screen of the handset.

18.  How to use the "weather" SMS of TOM?
Ans: "Weather" SMS is a kind of subscription service. To subscribe, a user may log-on to the SMS channel of TOM. By doing so, the website will send you regularly everyday the messages you have subscribed. Steps to be taken:
1. visit sms.tom.com and enter your phone number and password on the log-on page. For a new user, please click "access to password" and wait for 5 seconds to get your password.
2. click "SMS subscription" and put a tick before "weather forecast". Then click "submit" to complete subscription.
3. A note of "Subscription of daily weather forecast completed. SMS will be sent to you handset." will appear after completion.
4. You may check your subscription information under "my subscription" on the log-on page.

19.  How to use the "ring tone" SMS of TOM?
Ans: Steps to be taken:
1. Quick mode: Users may select the ring tone directly and click "send". Existing users may enter the password and the phone number of the recipient in the window popped out to complete delivery. New users may receive their passwords from the system to their handset. They may also enter the password and the phone number of the recipient in the window popped out to complete delivery. A note of successful delivery will be shown on the screen of the handset.
2. Enter your password and number of phone on in the log-on page. Then select your favourite ring tone and click "send". Enter the phone number of the recipient. A note of successful delivery will be shown on the screen of the handset.

20.  How to use the "sports" SMS of TOM?
Ans: "Sports" SMS is a kind of subscription service. To subscribe, a user may log-on to the SMS channel of TOM. By doing so, the website will send you regularly everyday the messages you have subscribed. Steps to be taken:
1. visit sms.tom.com and enter your phone number and password on the log-on page. For a new user, please click "access to password" and wait for 5 seconds to get your password.
2. click "SMS subscription" and put a tick before your favourite categories of "sports". Then click "submit" to complete subscription.
3. A note of "Subscription of sports news completed. SMS will be sent to you handset." will appear after completion.
4. You may check your subscription information under "my subscription" on the log-on page.

21.  How to use the "life style" SMS of TOM?
Ans: "Life style" SMS is a kind of subscription service. To subscribe, a user may log-on to the SMS channel of TOM. By doing so, the website will send you regularly everyday the messages you have subscribed. Steps to be taken:
1. visit sms.tom.com and enter your phone number and password on the log-on page. For a new user, please click "access to password" and wait for 5 seconds to get your password.
2. Click "SMS subscription" and put a tick before your favourite categories of "life style". Then click "submit" to complete subscription.
3. A note of "Subscription of life style SMS completed. SMS will be sent to you handset." will appear after completion.
4. You may check your subscription information under "my subscription" on the log-on page.

22.  How to use the "lottery" SMS of TOM?
Ans: "Lottery" SMS is a kind of subscription service. To subscribe, a user may log-on to the SMS channel of TOM. By doing so, the website will send you regularly everyday the messages you have subscribed. Steps to be taken:
1. visit sms.tom.com and enter your phone number and password on the log-on page. For a new user, please click "access to password" and wait for 5 seconds to get your password.
2. click "SMS subscription" and put a tick before your favourite "lottery" information. Then click "submit" to complete subscription.

3. A note of "Subscription of lottery information completed. SMS will be sent to you handset." will appear after completion.
4. You may check your subscription information under "my subscription" on the log-on page.

23.  How to unsubscribe the SMS service of TOM?
Ans: Any user may unsubscribe the SMS service of TOM through the following three ways:
1.   send "0000" to 9866 and the system will cancel the service for you.
2.   to cancel on the "my subscription" page at sms.tom.com.
3. dial hotline (010-85181932) to contact our customer service representative to cancel the service for you.

24.  How to contact the customer service representative of TOM?
Ans: Telephone: 010-85181932 (24 hours, 7 days a week)
     Email address: sms@bi.tom.com

   Appendix IV  Maintenance Interface and Maintenance Liability of the Parties

1.   Maintenance Interface Diagram

[CHART APPEARS HERE]

            Figure 1: Diagram of the Parties' Maintenance Interfaces

2.   The Maintenance Liability of the Parties

(A)  Party A's Liability

1. Party A shall be responsible to provide the hardware and software necessary for its wireless data network and data service platform.

2. Party A shall cooperate with Party B in establishing the transmission links between Party A's gateways or servers and Party B's servers.

3. Party A shall be liable to provide the technical protocol standards and portal standards relating to its data service to Party B.

4. Party A shall maintain the normal operation of the communication network falling within Party A's liability scope as shown in the above diagram. Party A shall be liable for any network default not incurred by Party B. Party A shall be entitled to restrict the transmission of any abnormally over-sized data or information which may harm the security of Party A's network.

5. Party A shall provide Party B the statistics relating to traffic of the communication channel utilized by Party B and shall ensure such statistics are reliable and update.

6. Party A shall give sufficient notice to Party B in case of any suspension of transmission due to debugging or maintenance for the gateway or other network facilities or other foreseeable reasons. Party A shall inform the specific reason, time and frequency of the suspension.

7. Party A shall notify Party B within a reasonable period of time any suspension of transmission due to unforeseen reasons such as failure in gateway or other facilities.

(B) Party B's Liability
1. Party B shall be solely responsible for the construction and maintenance of "application service", including all the hardware, system testing and adjustment, commissioning, maintenance, daily management, marketing activities and costs.
2. Party B shall be responsible for the links between its system and the gateway and servers of Party A and the expenses in application, leasing and maintenance of the relevant links.
3. Party B shall be responsible for the collection, review and production of its data and shall warrant and be liable for the timeliness, accuracy, truthfulness, reliability and legality of the data.
4. Party B warrants that no testing and adjustment, commissioning and maintenance shall be conducted during the busy hours of Party A. Any works which will cause serious impact to the clients shall be conducted at night. Party B warrants that the works mentioned above shall not affect the normal operation of the network of Party A and Party B shall be liable for any failure in Party A's network.
5. Party B shall not conduct any testing and adjustment, commissioning and maintenance without prior written notice to and approval from Party A. Party B shall notify all the users by post, announcement or short message and shall warrant to minimize any inconvenience caused to the users.
6. Party B shall observe any necessary adjustment by Party A to the business volume to ensure normal and stable provision of data service under emergency during co-operation period.
7. Party B warrants no over-capacity flow will be resulted during transmission of various data to the wireless communication network and data service platforms of Party A.

8.   Party B warrants 24-hour uninterrupted system maintenance.

                                   Appendix V
       Liability Statement of the Security of Data Source on the Internet

The Data Source Unit (the content provider and the service provider referred to in this Agreement) warrants to observe the followings when connecting to the mobile communication network of China United Telecommunication Corporation (the "China Unicom"), the internet of China Unicom (the "UNINET") or the relevant service platforms (including but not limited to the gateways of SMS and WAP, JAVA/BREW downloading server and positioning service server):

Clause 1 It shall comply with the relevant laws, administrative rules and regulations of the State and to enforce the information security administrative rules,

Clause 2 It shall not commit any illegal acts which are detrimental to the security of the State or leaking the secrets of the State by using the mobile communication network of the China Unicom, the UNINET or the relevant service platforms. Moreover, it shall not produce, search, reproduce, and broadcast any information which breaches the Constitution and laws, hampers social order, destroys national harmony and which are obscene and violent by using the mobile communication network of China Unicom, the UNINET or the relevant service platforms. It shall not broadcast any information which contains any of the following contents by using the mobile communication network of China Unicom, the UNINET or the relevant service platforms:

1.   in contrary with the basic principles stipulated in the Constitution;
2. detrimental to the security of the State, leaking the secrets of the State, subvert the government or destroy national harmony;
3.   detrimental to the honour and benefits of the State;
4. incites hatred and discrimination between nationalities and destroys harmony between nationalities;
5. impairs the government policy on religions, promotes heresy and superstition;
6.   spreads rumours, interrupts social order and destroys social stability;
7. obscene, sexual, gambling, violent, murderous, frightening or soliciting illegal acts;
8.   insults or slanders others, or infringes others' legal rights;
9.   other contents prohibited by laws and administrative regulations

It shall take all measures to stop any of the above-mentioned illegal acts and harmful information and report the same to the competent authorities immediately.

Clause 3 The data provided by the Data Source Unit must comply with the national laws and regulations in respect of intellectual property rights.

Clause 4 The Data Source Unit shall ensure security and stability of the contents and services it provides during the testing, trial operation and formal operation of the on line business and the contents and services shall not be detrimental to the mobile communication network of the China Unicom, the UNINET or the relevant service platforms.

Clause 5 The Data Source Unit shall establish an effective data security system and technology protection measures and shall be governed, supervised and checked by the competent authorities.

Clause 6 In the event of breaching the above-mentioned provisions, China Unicom shall be entitled to take necessary measures and close the access point for the data source. For serious cases, China Unicom may terminate the cooperation and claim against the Data Source Unit. This Statement of Liability shall become effective upon signing by the Data Source Unit and shall be kept by China Unicom.

Data source unit: Beijing Lei Ting Wan Jun Network Technology Limited (seal affixed)

Officer in charge: (signed and seal affixed)

Date:

                           Appendix 2      SMS Service List

Company Name: Beijing Lei Ting Wan Jun Network Technology Limited
Enterprise Code: 30014
Website: http://sms.tom.com

Service Type: Group Distribution and Subscription
Access Code: 9866

1.   Group Distribution

---------------------------------------------------------------------------------------------------------
                                              Transmission
                                             Frequency (times
                 Service    Command Format    per day/items      Tariff    Billing
Service Name       Code     (Method of Use)     per time)        (RMB)      Basis       Descriptions
---------------------------------------------------------------------------------------------------------
Endless         8980300033  Sending WXA to     1 item/time     4.5/month   Monthly  Endless romance is an
romance                     the Company's                                           interactive community
                            special                                                 for social functions
                            service no.:                                            of subscribers. In
                            9866                                                    the community,
                                                                                    subscribers can hide
                                                                                    their numbers and
                                                                                    chat from point to
                                                                                    point with a specific
                                                                                    number and a unique
                                                                                    username. Check/amend
                                                                                    and other functions
                                                                                    are also available
---------------------------------------------------------------------------------------------------------
Touching        8980300003  Sending TPCQ +     1 item/time     0.45/time     MO     Sending pictures to
                            pictures no.                                            you friends and
                            to the                                                  relatives through you
                            Company's                                               mobile phone at any
                            special                                                 time, to make their
                            service no.:                                            mobile phone as
                            9866                                                    trendy as yours
---------------------------------------------------------------------------------------------------------
Touching        8980300007  Sending LSOQ +     1 item/time     0.95/time     MO     Sending ring tone to
melody ring                 ring tone no.                                           you friends and
tone                        to the                                                  relatives through you
                            Company's                                               mobile phone at any
                            special                                                 time, to make their
                            service no.:                                            mobile phone as
                            9866                                                    trendy as yours
---------------------------------------------------------------------------------------------------------
Jin Yong        8980300149  Sending YXJY       1 item/time     0.05/time     MO     Experiencing the
                            to the                                                  adventures of Jin
                            Company's                                               Yong's heroes and
                            special                                                 martial art culture,
                            service no.:                                            playing games
                            9866                                                    relating to Jin
                                                                                    Yong's novels
---------------------------------------------------------------------------------------------------------

2.   Subscription

---------------------------------------------------------------------------------------------------------
                                              Transmission
                  Service                    Frequency (times
                 Operation  Command Format    per day/items      Tariff    Billing
Service Name       Code     (Method of Use)     per time)        (RMB)      Basis       Descriptions
---------------------------------------------------------------------------------------------------------
Touching        8980300002                     1 item/time     0.05/time     MT     Users assess
Words                                                                               sms.tom.com to
----------------------------------------------------------------------------------  subscribe short
Special SMS     8980300011                     1 item/time     0.10/time     MT     messages for
----------------------------------------------------------------------------------  themselves or
Swift SMS       8980300012                     1 item/time     0.15/time     MT     friends
----------------------------------------------------------------------------------
Portable SMS    8980300013                     1 item/time     0.45/time     MT
----------------------------------------------------------------------------------
Popular SMS     8980300014                     1 item/time     0.45/time     MT
----------------------------------------------------------------------------------
Classic SMS     8980300015                     1 item/time     0.35/time     MT
----------------------------------------------------------------------------------
Common SMS      8980300016                     1 item/time     0.25/time     MT
---------------------------------------------------------------------------------------------------------
SMS Reminders   8980300017                     1 time/day      0.05/time     MT     Users assess
                                                                                    sms.tom.com to
                                                                                    subscribe for
                                                                                    customized
                                                                                    services
---------------------------------------------------------------------------------------------------------
Selected        8980300018                    1-5 items/time   1.95/time     MT     Users assess
pictures                                                                            sms.tom.com to select
----------------------------------------------------------------------------------  the pictures they
Discounted      8980300019                    1-3 items/time   1.45/time     MT     like for sending to
pictures                                                                            friends or themselves
----------------------------------------------------------------------------------
Selected icons  8980300020                    1-3 items/time   0.95/time     MT
----------------------------------------------------------------------------------
Selected main   8980300021                    1-3 items/time   1.15/time     MT
screen pictures
----------------------------------------------------------------------------------
Selected group  8980300022                    1-3 items/time   1.45/time     MT
logos
----------------------------------------------------------------------------------
Selected        8980300023                    1-3 items/time   1.75/time     MT
screen savers
----------------------------------------------------------------------------------
Selected wall   8980300024                    1-6 items/time   1.95/time     MT
paper
----------------------------------------------------------------------------------
Touching -      8980300004                     1 item/time     0.45/time     MT
NOKIA icons
----------------------------------------------------------------------------------
Touching -      8980300183                     1 item/time     0.95/time     MT
Siemens icons
----------------------------------------------------------------------------------
Touching -      8980300185                     1 item/time     1.15/time     MT
Siemens wall
paper
----------------------------------------------------------------------------------
Touching -      8980300187                     1 item/time     1.75/time     MT
Siemens
selected
pictures
----------------------------------------------------------------------------------
Touching -      8980300188                       around 6        Free        MT
Siemens free                                    items/time
pictures
---------------------------------------------------------------------------------------------------------
DIY pictures    8980300006                     1 item/time     0.45/time     MT     Users assess
                                                                                    sms.tom.com to
                                                                                    download tools to
                                                                                    create their own
                                                                                    pictures for sending
                                                                                    to friends or
                                                                                    themselves
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Touching -      8980300008                     1 item/time     0.95/time     MT     Users assess
nokia                                                                               sms.tom.com to
                                                                                    select the ring
                                                                                    tones they like for
                                                                                    sending to friends or
                                                                                    themselves
----------------------------------------------------------------------------------
Touching -10    8980300190                     1 item/time     0.95/time     MT
seconds of
Siemens melody
ring tone
----------------------------------------------------------------------------------
Touching - 12   8980300192                     1 item/time     1.15/time     MT
seconds of
Siemens melody
ring tone
----------------------------------------------------------------------------------
Touching -      8980300194                     1 item/time     1.75/time     MT
selected
Siemens melody
ring tone
----------------------------------------------------------------------------------
Touching -      8980300195                      around 2          Free       MT
free Siemens                                   items/time
melody ring
tone
----------------------------------------------------------------------------------
Touching -      8980300197                     1 item/time     0.95/time     MT
general
Motorola
melody ring
tone
----------------------------------------------------------------------------------
Touching -      8980300199                     1 item/time     1.15/time     MT
selected
Motorola
melody ring
tone
---------------------------------------------------------------------------------------------------------
DIY melody      8980300010                     1 item/time     0.95/time     MT     Users assess
ring tone                                                                           sms.tom.com to
                                                                                    download tools to
                                                                                    create their own
                                                                                    ring tones for
                                                                                    sending to friends or
                                                                                    themselves
---------------------------------------------------------------------------------------------------------
Classic melody  8980300025                    1-5 items/time   1.95/time     MT     Users assess
ring tone                                                                           sms.tom.com to select
----------------------------------------------------------------------------------  the ring tones they
Trendy melody   8980300026                    1-3 items/time   1.15/time     MT     like for sending to
ring tone                                                                           friends or themselves
----------------------------------------------------------------------------------
Selected        8980300027                    1-3 items/time   0.95/time     MT
melody ring
tone
----------------------------------------------------------------------------------
Special ring    8980300028                    1-3 items/time   1.75/time     MT
tone
----------------------------------------------------------------------------------
Top hit melody  8980300029                    1-3 items/time   1.95/time     MT
ring tone
----------------------------------------------------------------------------------
Discounted      8980300030                    1-3 items/time   1.45/time     MT
melody ring
tone
---------------------------------------------------------------------------------------------------------
Tips from       8980300031                    10 items/week    7.5/month   Monthly  Users assess
professionals                                                                       sms.tom.com to
                                                                                    subscribe
                                                                                    "Soccer Betting
                                                                                    Service".  The
                                                                                    subscription can be
                                                                                    cancelled from their
                                                                                    subscription list.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Horoscope       8980300032                     1 item/day      8.5/month   Monthly  Users assess
romance                                                                             sms.tom.com to
                                                                                    subscribe
                                                                                    "Horoscope Romance".
                                                                                    The subscription can
                                                                                    be cancelled from
                                                                                    their subscription
                                                                                    list.
---------------------------------------------------------------------------------------------------------
Cultural        8980300034                     1 item/day      4.5/month   Monthly  Users assess
collection                                                                          sms.tom.com to
----------------------------------------------------------------------------------  subscribe their
Entertainment   8980300035                     3 items/day     13.5/month  Monthly  selected
collection                                                                          services under
----------------------------------------------------------------------------------  "Entertainment".
What's up       8980300036                     6 items/day     23.5/month  Monthly  The subscription
----------------------------------------------------------------------------------  can be cancelled
Dating bible    8980300037                     1 item/day      8.5/month   Monthly  from their
----------------------------------------------------------------------------------  subscription list.
Daily humor     8980300038                     1 item/day      3.5/month   Monthly
(monthly)
----------------------------------------------------------------------------------
Best jokes      8980300039                     1 item/day      13.5/month  Monthly
---------------------------------------------------------------------------------------------------------
Shopping tips   8980300040                     1 item/day      8.5/month   Monthly  Users assess
----------------------------------------------------------------------------------  sms.tom.com to
Shopping        8980300041                     1 item/day      3.5/month   Monthly  subscribe their
updates                                                                             selected
----------------------------------------------------------------------------------  services under
Glamorous life  8980300042                     2 items/day     10.5/month  Monthly  "Life Style".
----------------------------------------------------------------------------------  The subscription
Tips for a      8980300043                     2 items/day     13.5/month  Monthly  can be cancelled
healthy life                                                                        from their
----------------------------------------------------------------------------------  subscription list
Weather         8980300044                     1 item/day      4.0/month   Monthly
forecast
----------------------------------------------------------------------------------
Tips for daily  8980300045                     1 item/day      0.45/time     MT
life
----------------------------------------------------------------------------------
Daily updates   8980300046                     1 item/day      0.25/time     MT
---------------------------------------------------------------------------------------------------------
Headlines       8980300047                     5 items/day     0.10/time     MT     Users assess
----------------------------------------------------------------------------------  sms.tom.com to
Social news     8980300048                     5 items/day     0.10/time     MT     subscribe their
----------------------------------------------------------------------------------  selected services
Financial news  8980300049                     5 items/day     0.10/time     MT     under "News". The
----------------------------------------------------------------------------------  subscription can
Sports news     8980300050                     5 items/day     0.10/time     MT     be cancelled from
----------------------------------------------------------------------------------  their subscription
Entertainment   8980300051                     3 items/day     0.10/time     MT     list.
news
----------------------------------------------------------------------------------
Scientific news 8980300052                     3 items/day     0.10/time     MT
----------------------------------------------------------------------------------
Wireless CCTV   8980300053                     3 items/day     0.25/time     MT
economic news
----------------------------------------------------------------------------------
Headlines of    8980300054                     3 items/day     23.5/month  Monthly
CCTV economic
news
---------------------------------------------------------------------------------------------------------
JIAA updates    8980300056                     2 items/day     0.05/time     MT     Users assess
----------------------------------------------------------------------------------  sms.tom.com to
Sports news     8980300078                     5 items/day     0.15/time     MT     subscribe their
----------------------------------------------------------------------------------  selected services
Soccer feature  8980300080                     3 items/day     0.25/time     MT     under "Sports". The
news                                                                                subscription can
----------------------------------------------------------------------------------  be cancelled
NBA's stars'    8980300082                     3 items/day     0.35/time     MT     from their
news                                                                                subscription list.
----------------------------------------------------------------------------------
Real time       8980300084                     5 items/day     0.45/time     MT
match news
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Professional    8980300086                     3 items/day     0.75/time     MT
comments
----------------------------------------------------------------------------------
Golf features   8980300088                     2 items/day     0.95/time     MT
----------------------------------------------------------------------------------
Tips of soccer  8980300090                     5 items/week    1.15/time     MT
betting
----------------------------------------------------------------------------------
Soccer analysis 8980300092                    10 items/week    1.45/time     MT
--------------------------------------------------------------------------------------------------------
Learning        8980300104                     1 item/day      0.05/time     MT     Users access
foreign                                                                             sms.tom.com. to
language                                                                            subscribe this
----------------------------------------------------------------------------------  service.  The
Historical      8980300106                     1 item/day      0.05/time     MT     subscription can be
moments                                                                             cancelled from
----------------------------------------------------------------------------------  their subscription
Today's hints-  8980300108                     1 item/day      0.05/time     MT     list.
daily fortune
telling
----------------------------------------------------------------------------------
Romantic gifts  8980300117                     1 item/day      0.75/time     MT
----------------------------------------------------------------------------------
Healing of      8980300159                     1 item/day      0.45/time     MT
broken hearts
----------------------------------------------------------------------------------
Management      8980300121                     1 item/day      0.95/time     MT
communicat-ion
--------------------------------------------------------------------------------------------------------
Secretarial     8980300141                     Upon mail       0.05/time     MT     Users access 163.net.
services -                                     received                             and apply for
mail reminders                                                                      handset mailbox
----------------------------------------------------------------------------------  services. The
Handset         8980300143                     Upon mail       4.00/month  Monthly  subscription can
mailbox                                        received                             be cancelled from
service- basic                                                                      their subscription
----------------------------------------------------------------------------------  list.
Handset         8980300144                     Upon mail        10.00/     Monthly
mailbox                                        received         month
service- basic
--------------------------------------------------------------------------------------------------------
System          8980300146                     Occasional        free        MT     Free system  message
reminders                                                                           sent from
----------------------------------------------------------------------------------  sms.tom.com.
Common          8980300148                     Occasional        free        MT     for users
information                                                                         authentication
---------------------------------------------------------------------------------------------------------
Daily           8980300165                     1 item/ day     0.15/time     MT     Users access
entertainment                                                                       sms.tom.com.
news                                                                                and subscribe
----------------------------------------------------------------------------------  various items.
Daily jokes     8980300167                     1 item/ day     0.15/time     MT     The subscription
----------------------------------------------------------------------------------  can be cancelled
Daily           8980300169                     1 item/ day     0.15/time     MT     from their
alternative                                                                         subscription
jokes                                                                               list.
----------------------------------------------------------------------------------
Daily quiz      8980300171                     1 item/ day     0.15/time     MT
----------------------------------------------------------------------------------
Daily radical   8980300173                     1 item/ day     0.15/time     MT
dictionary
----------------------------------------------------------------------------------
Daily idioms    8980300175                     1 item/ day     0.15/time     MT
----------------------------------------------------------------------------------
Daily riddles   8980300177                     1 item/ day     0.15/time     MT
----------------------------------------------------------------------------------
Daily two-part  8980300179                     1 item/ day     0.15/time     MT
allegorical
saying
----------------------------------------------------------------------------------
Daily Guinness  8980300181                     1 item/ day     0.25/time     MT
---------------------------------------------------------------------------------------------------------

Cancellation of all subscribed services

---------------------------------------------------------------------------------------------------------
                                               Transmission
                 Service                     Frequency (times
                Operation   Command Format     per day/items     Tariff    Billing       Operating
Service Name      Code      (Method of Use)      per time)       (RMB)      Basis       Instructions
---------------------------------------------------------------------------------------------------------
Cancellation    8980300148    Send "0000"      1 item/per          0         Free   Cancellation of
of all                                           time                               all subscribed
customized                                                                          business
business                                                                            activities
activities
---------------------------------------------------------------------------------------------------------

                           Instructions for completion

1. Fill in the name of the services after the ordinal numbers. Additional columns can be added to this in accordance with actual situation.
2. The service name is the collective name of various operation names. For instance, under the service "Weather Forecast", the operation names include "weather inquiry", "weather subscription" and "cancellation of weather subscription".
3.   Service code is a string of no more than ten characters or numbers.
4.   Tariff is based on "RMB/time" or "RMB/month".
5. Billing methods include (1) charge for MT; (2) charge for MO; (3) charge for MT and MO; (4) monthly; and (5) free of charge.
6. "Cancellation of all subscribed services" is a required column. All SP must fill in this column as above.